UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


         PURSUANT TO SECTION 13 OR  15(d) OF THE SECURITIES EXCHANGE ACT
                  OF 1934


Date of Report:                                       June 1, 1999

                          Electro-Catheter Corporation
          -------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

New Jersey                     0-7578                   22-1733406
----------                     ------                   ----------
(State of Incorporation)      (Commission File          (IRS Employer ID
                               Number)                   Number)




2100 Felver Court, Rahway, New Jersey                                07065
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's Telephone Number
         Including Area Code:                                    732-382-5600

Item 3.           Bankruptcy or Receivership

     On May 14, 1999, Electro-Catheter Corporation sought protection pursuant to the provisions of Chapter 11 of the Federal Bankruptcy Code. The Chapter 11 proceeding was filed in the United States Bankruptcy Court for the District of New Jersey in Trenton, NJ, Case No. 99-55736/SAS.

     Ravin, Greenberg and Marks, P.A. of Roseland, New Jersey is representing the Company in its Chapter 11 proceeding.

     A plan of reorganization is currently being developed.

Item 7. Exhibits.

                  20.1     Press Release dated May 17, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunder duly authorized.

                             ELECTRO-CATHETER CORPORATION
                              (Registrant)


                             By/s/Ervin Schoenblum
                               --------------------
                               Ervin Schoenblum
                               Acting President and Chief Operating Officer

Dated:      June 1, 1999